                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-K

                            -------------------------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): August 1, 2000

                              KRAMONT REALTY TRUST
                              --------------------
            (Exact name of registrant as specified in its charter.)

        Maryland                              1-15923                      25-6703702
     --------------                  ------------------------             ------------
(State or Other                      (Commission File Number)         (IRS Identification
Employer Jurisdiction of                                              Number)
Incorporation)

              580 West Germantown Pike, Plymouth Meeting, PA 19462
              ----------------------------------------------------
             (Address of Principal Executive Offices)     (zip code)

       Registrant's telephone number, including area code: (610) 825-7100.

ITEM 5.   Other Events

         Pursuant to the terms of a Loan and Credit Facility Agreement dated as of March 31, 1998, as amended to date (collectively, the "Original Loan Agreement"), CV Reit, Inc. a Delaware Corporation ("CV Reit"), Montgomery CV Realty L.P., a Delaware limited partnership ("Montgomery OP"), Century Plaza Associates, L.P., Marlton Plaza Associates, L.P., Lakewood Plaza 9 Associates, L.P. and Cherry Square MCV Associates, L.P entered into a $100,000,000 credit facility with GMAC Commercial Mortgage Corporation, a California corporation ("GMAC").

         Effective as of June 16, 2000, CV Reit and Kramont Realty Trust, a Maryland business trust, in a series of mergers each merged into Kramont Realty Trust ("Registrant").

         On August 1, 2000 Century Plaza Associates, L.P., Marlton Plaza Associates, L.P., Lakewood Plaza 9 Associates, L.P., Cherry Square MCV Associates, L.P., KR Bainbridge LLC, KR Barn, L.P., KR Bradford Mall, L.P., Lilac DE LLC, Culpeper Shopping Center Joint Venture, KRT Union LLC, KR Harrodsburg LLC, KR Morganton LLC, KR Tower Plaza LLC, KR Development, L.P. and KR Wampanoag LLC (each an "Affiliate" and collectively the "Affiliates"), Registrant, Kramont Operating Partnership, L.P., a Delaware limited partnership ("Kramont OP") and Montgomery OP entered into an Amended and Restated Loan and Credit

Facility Agreement dated August 1, 2000 (the "Amended Loan Agreement") with GMAC which Amended Loan Agreement amends, restates and supersedes the Original Loan Agreement. Pursuant to the terms of the Amended Loan Agreement, GMAC increased the permitted maximum outstanding principal amount of all loans to Registrant, Kramont OP, Montgomery OP, the Affiliates and other entities now or hereafter controlled or owned by any of them from $100,000,000 to $155,000,000. Loans made under the Amended Loan Agreement will be used to fund acquisitions, expansions, renovations, financings and refinancings of real estate, including reimbursement of equity advances for any such purposes, and for capital improvements, and will require compliance with certain financial performance covenants. Loans under the Amended Loan Agreement will bear interest at a rate equal to the one-month London Interbank Offering Rate (LIBOR) plus a minimum of 185 basis points, up to a maximum of 295 basis points, depending on the debt service coverage ratio and the loan-to-value of the properties financed.

         Simultaneously with the execution of the Amended Loan Agreement, loans were made to certain of the Affiliates for the purpose of refinancing existing indebtedness encumbering fourteen (14) shopping centers. Each Affiliate executed a promissory note evidencing the loan made to it, and each note is secured by a mortgage, leasehold mortgage, deed of trust or deed to secure debt, as applicable. Registrant, Kramont OP and Montgomery OP each executed a document entitled Guaranty of Recourse Obligations of Borrower specific to each loan made to an Affiliate pursuant to which Registrant, Kramont OP and Montgomery OP agreed to act as guarantors and sureties for each loan made to an Affiliate. Registrant and Kramont OP also agreed to act as guarantors and sureties for certain loans made to Montgomery OP. Registrant, Kramont OP and Montgomery OP will also act as guarantors and sureties for all future loans made under the Amended Loan Agreement.

         Registrant is the one hundred percent (100%) beneficial owner of each of the Affiliates.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits

         5.1 Amended and Restated Loan and Credit Facility Agreement dated as of August 1, 2000 by and between Kramont Realty Trust, Kramont Operating Partnership, L.P., Montgomery CV Realty L.P., Century Plaza Associates, L.P., Marlton Plaza Associates, L.P., Lakewood Plaza 9 Associates, L.P., Cherry Square MCV Associates, L.P., KR Bainbridge LLC, KR Barn, L.P., KR Bradford Mall, L.P., Lilac DE LLC, Culpeper Shopping Center Joint Venture, KRT Union LLC, KR Harrodsburg LLC, KR Morganton LLC, KR Tower Plaza LLC, KR Development, L.P. and KR Wampanoag, as borrowers, and GMAC Commercial Mortgage Corporation, as lender.

         5.2 Form of Guaranty of Recourse Obligations of Borrower by Kramont Realty Trust, Kramont Operating Partnership, L.P., Montgomery CV Realty L.P.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         KRAMONT REALTY TRUST

                                         (Registrant)

                                         /s/ Louis P. Meshon, Sr.
                                         ------------------------
                                         Louis P. Meshon, Sr.,
                                         President and Chief Executive Officer


August 7, 2000

EXHIBIT INDEX
-------------

         5.1 Amended and Restated Loan and Credit Facility Agreement dated as of August 1, 2000 by and between Kramont Realty Trust, Kramont Operating Partnership, L.P., Montgomery CV Realty L.P., Century Plaza Associates, L.P., Marlton Plaza Associates, L.P., Lakewood Plaza 9 Associates, L.P., Cherry Square MCV Associates, L.P., KR Bainbridge LLC, KR Barn, L.P., KR Bradford Mall, L.P., Lilac DE LLC, Culpeper Shopping Center Joint Venture, KRT Union LLC, KR Harrodsburg LLC, KR Morganton LLC, KR Tower Plaza LLC, KR Development, L.P. and KR Wampanoag, as borrowers, and GMAC Commercial Mortgage Corporation, as lender.

         5.2 Form of Guaranty of Recourse Obligations of Borrower by Kramont Realty Trust, Kramont Operating Partnership, L.P., Montgomery CV Realty L.P.